PROSPECTUS

OCTOBER 30, 1997

--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

Please read this prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated October 30, 1997, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified portfolios of securities. The Treasury Securities Portfolio offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Investments Distribution Co. (the Trust's distributor), and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers Class D shares of the Trust's Treasury Securities Portfolio (the "Portfolio").

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------

This Prospectus provides information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol.[>]

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following summary provides basic information about the Class D shares of the Trust's Treasury Securities Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVE
AND POLICIES
                     The Treasury Securities Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

UNDERSTANDING RISK
                     There can be no assurance that
                     the Portfolio will achieve its
                     investment objective. See
                     "Investment Objective and
                     Policies" and "Description of
                     Permitted Investments and Risk
                     Factors."

MANAGEMENT PROFILE
                     Wellington Management Company,
                     LLP (the "Adviser") serves as
                     the investment adviser to the
                     Portfolio. The Adviser is a
                     professional investment
                     counseling firm that has been
                     providing investment advisory
                     services to mutual funds since
                     1933. SEI Fund Management serves
                     as the manager and shareholder
                     servicing agent of the Trust
                     (the "Manager"). DST Systems,
                     Inc. ("DST") serves as transfer
                     agent (the "Transfer Agent") and
                     dividend disbursing agent for
                     the Class D shares of the Trust.
                     SEI Investments Distribution Co.
                     serves as distributor (the
                     "Distributor") of the Trust's
                     shares. See "The Manager", "The
                     Adviser" and "Distribution."
 ...........................................................................

FUND HIGHLIGHTS...................................     2
TABLE OF CONTENTS
PORTFOLIO EXPENSES................................     4
FINANCIAL HIGHLIGHTS..............................     5
YOUR ACCOUNT AND DOING BUSINESS WITH US...........     6
INVESTMENT OBJECTIVE AND POLICIES.................     9
GENERAL INVESTMENT POLICIES.......................     9
INVESTMENT LIMITATIONS............................     9
THE MANAGER.......................................    10
THE ADVISER.......................................    11
DISTRIBUTION......................................    11
PERFORMANCE.......................................    12
TAXES.............................................    13
ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH
     US...........................................    15
GENERAL INFORMATION...............................    17
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK
     FACTORS......................................    19

 ...........................................................................

YOUR ACCOUNT AND
DOING BUSINESS WITH
US
                     You may open an account with just $1,000, and make additional investments with as little as $100. Redemptions of the Portfolio's shares are made at net asset value per share. See "Purchase of Shares" and "Redemption of Shares."

DIVIDENDS
                     Substantially all of the net
                     investment income (exclusive of
                     capital gains) of the Portfolio
                     is distributed in the form of
                     dividends that will be declared
                     daily and paid monthly on the
                     first Business Day of each
                     month. Any realized net capital
                     gain is distributed at least
                     annually. Distributions are paid
                     in additional shares unless you
                     elect to take the payment in
                     cash. See "Dividends."

INFORMATION/SERVICE
CONTACTS
                     For more information about Class
                     D shares, call SEI Financial
                     Services Company at
                     1-800-437-6016.
 ...........................................................................
[>] INVESTMENT PHILOSOPHY
BELIEVING THAT NO SINGLE INVESTMENT ADVISER CAN DELIVER OUTSTANDING PERFORMANCE IN EVERY INVESTMENT CATEGORY, ONLY THOSE ADVISERS WHO HAVE DISTINGUISHED THEMSELVES WITHIN THEIR AREAS OF SPECIALIZATION ARE SELECTED TO ADVISE OUR MUTUAL FUNDS.
 ...........................................................................

PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------------------

                                                               TREASURY
                                                              SECURITIES
                                                              PORTFOLIO
                                                              ----------
Maximum Sales Charge Imposed on Purchases                        None
Maximum Sales Charge Imposed on Reinvested Dividends             None
Redemption Fees (1)                                              None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

Management/Advisory Fees (AFTER FEE WAIVER) (2)                  .41%
12b-1 Fees (AFTER FEE WAIVERS) (3)                               .20%
Other Expenses                                                   .18%
------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (2)(3)(4)           .79%
------------------------------------------------------------------------

(1) A CHARGE, CURRENTLY $10.00, IS IMPOSED ON WIRES OF REDEMPTION PROCEEDS OF THE PORTFOLIO'S CLASS D SHARES.

(2) THE MANAGER HAS AGREED TO WAIVE ITS FEE IN AN AMOUNT NECESSARY TO LIMIT THE TOTAL OPERATING EXPENSES FOR CLASS D SHARES, AND THE TOTAL OPERATING EXPENSES SHOWN REFLECT THIS WAIVER. ABSENT WAIVERS, MANAGEMENT/ADVISORY FEES WOULD HAVE BEEN .45%.

(3) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS 12b-1 FEE, AND THE 12b-1 FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES ITS RIGHT TO TERMINATE THIS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, 12b-1 FEES WOULD BE .25% FOR THE PORTFOLIO.

(4) ABSENT WAIVERS, TOTAL OPERATING EXPENSES OF THE CLASS D SHARES OF THE PORTFOLIO WOULD BE .88%. ADDITIONAL INFORMATION MAY BE FOUND UNDER THE MANAGER, THE ADVISER AND DISTRIBUTION.

EXAMPLE
--------------------------------------------------------------------------------

                                                                       3      5     10
                                                              1 YR.  YRS.   YRS.   YRS.
                                                              -----  -----  -----  -----
An investor in the Class D shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1)
  a 5% annual return and (2) redemption at the end of each
  time period:
    Treasury Securities Portfolio                             $  8   $ 25   $ 44   $ 98
----------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE INFORMATION SET FORTH IN THE FOREGOING TABLE AND EXAMPLE RELATES ONLY TO THE CLASS D SHARES. THE PORTFOLIO ALSO OFFERS CLASS A SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THERE ARE NO TRANSFER AGENT COSTS, AND THERE ARE SHAREHOLDER SERVICING COSTS. A PERSON WHO PURCHASES SHARES THROUGH AN ACCOUNT WITH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION." LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE OTHERWISE PERMITTED BY THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD").

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose report on the financial statements including this information, dated August 7, 1997, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended June 30, 1997, and notes thereto, which are incorporated by reference to the Trust's Statement of Additional Information. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016.

FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                    NET ASSET                                    DISTRIBUTIONS
                      VALUE         NET         REALIZED AND      FROM NET    DISTRIBUTIONS   NET ASSET               NET ASSETS
                    BEGINNING   INVESTMENT    UNREALIZED GAINS   INVESTMENT   FROM REALIZED   VALUE END    TOTAL        END OF
                    OF PERIOD     INCOME       ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD    RETURN    PERIOD (000)
---------------------------------------------------------------------------------------------------------------------------------
------------------
TREASURY
SECURITIES
------------------
  1997               $ 1.00       $ 0.05           $   --          $(0.05)       $   --        $ 1.00        4.73%     $    216
  1996                 1.00         0.05               --           (0.05)           --          1.00        5.01           219
  1995                 1.00         0.05               --           (0.05)           --          1.00        4.69         9.798
  1994 (1)             1.00         0.01               --           (0.01)           --          1.00        0.50**          23

                                                           RATIO OF NET
                                  RATIO OF     RATIO OF     INVESTMENT
                                    NET       EXPENSE TO    INCOME TO
                     RATIO OF    INVESTMENT    AVERAGE     AVERAGE NET
                     EXPENSES    INCOME TO    NET ASSETS      ASSETS
                    TO AVERAGE    AVERAGE     (EXCLUDING    (EXCLUDING
                    NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)
------------------
------------------
TREASURY
SECURITIES
------------------
  1997                 0.79%         4.64%       1.09%         4.34%
  1996                 0.79          4.92        0.87          4.84
  1995                 0.79          5.15        0.89          5.05
  1994 (1)             0.79*         3.23*       0.98*         3.04*

 (1) TREASURY SECURITIES CLASS D COMMENCED OPERATIONS ON MAY 4, 1994.

  * ANNUALIZED

 ** NOT ANNUALIZED

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

YOUR ACCOUNT AND DOING BUSINESS WITH US
--------------------------------------------------------------------------------

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Investments Distribution Co. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with the Distributor ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES
THROUGH
INTERMEDIARIES
                     Class D shares of the Portfolio may be purchased through Intermediaries. Contact your Intermediary for information on how to buy, sell and exchange shares. To allow for processing and transmittal of orders to the Transfer Agent (or its authorized agent) on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders.
                     Certain Intermediaries may
                     charge customer account fees.
                     Information concerning any
                     charges will be provided to the
                     customer by the Intermediary.

                           The shares you purchase
                     through an Intermediary may be
                     held "of record" by that
                     Intermediary. If you want to
                     transfer the registration of
                     shares beneficially owned by
                     you, but held "of record" by an
                     Intermediary, you should call
                     the Intermediary to request this change.
 ...........................................................................
[>] WHAT IS AN INTERMEDIARY?
ANY ENTITY, SUCH AS A BANK, BROKER-DEALER, OTHER FINANCIAL INSTITUTION, ASSOCIATION OR ORGANIZATION WHICH HAS ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO SELL CLASS D SHARES TO ITS CUSTOMERS.
 ...........................................................................

HOW TO BUY SHARES
FROM THE DISTRIBUTOR
                     Application forms can be obtained by calling
                     1-800-437-6016.
OPENING AN ACCOUNT BY
CHECK
                     You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) payable to "Class D (Treasury Securities Portfolio)". If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days).
BY FED WIRE
                     To buy shares by Fed Wire, call the Transfer Agent toll-free at 1-800-437-6016.
AUTOMATIC INVESTMENT
PLAN ("AIP")
                     You may systematically buy Class D shares through deductions from your checking or savings account, provided these accounts are maintained through banks which are part of the Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum balance maintenance requirements.

EXCHANGING SHARES
WHEN CAN YOU
EXCHANGE SHARES?
                     Once payment for your shares has been received and accepted (I.E., an account has been established), you may exchange some or all of your shares for Class D shares of SEI International Trust, SEI Tax Exempt Trust and SEI Institutional Managed Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge.
WHEN DO SALES CHARGES
APPLY TO AN EXCHANGE?
                     SEI Funds' portfolios that are
                     not money market portfolios
                     currently impose a sales charge
                     on Class D shares. If you
                     exchange into one of these
                     non-money market portfolios, you
                     will have to pay a sales charge
                     on any portion of your exchanged
                     Class D shares for which you
                     have not previously paid a sales
                     charge.

                           If you previously paid a
                     sales charge on your Class D
                     shares, no additional sales
                     charge will be assessed when you
                     exchange those Class D shares
                     for other Class D shares.

                           If you buy Class D shares
                     of a "non-money market" fund and
                     you receive a sales charge
                     waiver, you will be deemed to
                     have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.
 ...........................................................................
[>] HOW DOES AN EXCHANGE TAKE PLACE?
WHEN MAKING AN EXCHANGE, YOU AUTHORIZE THE SALE OF YOUR SHARES OF ONE OR MORE PORTFOLIOS IN ORDER TO PURCHASE THE SHARES OF ANOTHER PORTFOLIO. IN OTHER WORDS, YOU ARE EXECUTING A SELL ORDER AND THEN A BUY ORDER. THIS SALE OF YOUR SHARES IS A TAXABLE EVENT WHICH COULD RESULT IN A TAXABLE GAIN OR LOSS.
 ...........................................................................

                           The Trust reserves the right to change the terms and
                     conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a "non-money market" portfolio.
REQUESTING AN EXCHANGE
OF SHARES
                     To request an exchange, you must provide proper instructions in writing to the Transfer Agent. Telephone exchanges will also be accepted if you previously elected this option on your account application.

                           In the case of shares held "of record" by an
                     Intermediary but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

HOW TO SELL SHARES
THROUGH THE
DISTRIBUTOR
                     To sell your shares, a written request for redemption in good order must be received by the Transfer Agent (or its authorized agent). Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request. The Transfer Agent may require that the signatures on written requests be guaranteed.
BY MAIL
                     For information about the proper form of redemption requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.
BY TELEPHONE
                     You may sell your shares by
                     telephone if you previously
                     elected that option on the
                     Account Application. You may
                     have the proceeds mailed to the
                     address of record, wired or sent
                     by ACH to a commercial bank
                     account previously designated on
                     the Account Application. Under
                     most circumstances, payments
                     will be transmitted on the next
                     Business Day following receipt
                     of a valid telephone request for
                     redemption. Wire redemption
                     requests may be made by calling
                     1-800-437-6016. A wire
                     redemption charge (presently
                     $10.00) will be deducted from
                     the amount of the redemption.
 ...........................................................................
[>] WHAT IS A SIGNATURE GUARANTEE?
A SIGNATURE GUARANTEE VERIFIES THE AUTHENTICITY OF YOUR SIGNATURE AND MAY BE OBTAINED FROM ANY OF THE FOLLOWING: BANKS, BROKERS, DEALERS, CERTAIN CREDIT UNIONS, SECURITIES EXCHANGE OR ASSOCIATION, CLEARING AGENCY OR SAVINGS ASSOCIATION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.
 ...........................................................................
SYSTEMATIC WITHDRAWAL
PLAN ("SWP")
                     You may establish a systematic withdrawal plan for an account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed from accounts (monthly, quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.
CHECK-WRITING
                     Check-Writing Service is offered free of charge to Class D shareholders of the Portfolio. You may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears.

                           Because of the difficulty of determining in advance
                     the exact value of your account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.

INVESTMENT OBJECTIVE
AND POLICIES
     ___________________________________________________________________________
TREASURY SECURITIES
PORTFOLIO
                     The investment objective of the
                     Treasury Securities Portfolio is
                     to preserve principal value and
                     maintain a high degree of
                     liquidity while providing
                     current income.

                           The Treasury Securities
                     Portfolio invests exclusively in
                     U.S. Treasury obligations and
                     repurchase agreements involving
                     such obligations. The repurchase
                     agreement dealers selected for
                     the Portfolio must meet certain
                     creditworthiness criteria
                     established by Standard & Poor's
                     Corporation ("S&P").

                           There can be no assurance
                     that the Portfolio will achieve
                     its investment objective.
 ...........................................................................
[>] WHAT ARE INVESTMENT OBJECTIVES AND POLICIES?
A PORTFOLIO'S INVESTMENT OBJECTIVE IS A STATEMENT OF WHAT IT SEEKS TO ACHIEVE. IT IS IMPORTANT TO MAKE SURE THAT THE INVESTMENT OBJECTIVE MATCHES YOUR OWN FINANCIAL NEEDS AND CIRCUMSTANCES. THE INVESTMENT POLICIES SECTION SPELLS OUT THE TYPES OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.
 ...........................................................................

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________

                     In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less.

                           The Portfolio may invest up to 10% of its net assets
                     in illiquid securities.

                           For additional information regarding the Portfolio's
                     permitted investments, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                     THE PORTFOLIO MAY NOT:

                     1. Purchase securities of any issuer (except securities
                        issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed thereby) if as a result more than 5% of total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may temporarily invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

                     2. Purchase any securities which would cause more than 25%
                        of the total assets of the Portfolio based on fair market value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and for acting as shareholder servicing agent.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .42% of the average daily net assets of the Treasury Securities Portfolio. SEI Management has contractually agreed to waive a portion of its fee in order to limit total operating expenses on an annualized basis to not more than .84% of the average daily net assets of the Class D shares of the Portfolio on an annualized basis. For the fiscal year ended June 30, 1997, the Portfolio paid management fees, after fee waivers, of .37% of the Portfolio's average daily net assets.

                           The Trust and DST Systems, Inc., 1004 Baltimore
                     Avenue, Kansas City, Missouri, 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

THE ADVISER
         _______________________________________________________________________

                     Wellington Management Company, LLP (the "Adviser") 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Portfolio. The Adviser, under an investment advisory agreement with the Trust, invests the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies set by, the Trustees of the Trust.

                           As of September 30, 1997,
                     the Adviser had investment
                     management authority with
                     respect to approximately $168.7
                     billion of assets, including the
                     assets of the Trust and SEI
                     Daily Income Trust, which is an
                     open-end money market investment
                     company administered by the
                     Manager. The Adviser is a
                     professional investment
                     counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. The Adviser is a Massachusetts limited liability partnership, of which the following persons are managing partners:
                     Robert W. Doran, Duncan M. McFarland and John R. Ryan.
 ...........................................................................
[>] INVESTMENT
ADVISER
A PORTFOLIO'S INVESTMENT ADVISER MANAGES THE INVESTMENT ACTIVITIES AND IS RESPONSIBLE FOR THE PERFORMANCE OF THE PORTFOLIO. THE ADVISER CONDUCTS INVESTMENT RESEARCH, EXECUTES INVESTMENT STRATEGIES BASED ON AN ASSESSMENT OF ECONOMIC AND MARKET CONDITIONS, AND DETERMINES WHICH SECURITIES TO BUY, HOLD OR SELL.
 ...........................................................................

                           The Adviser is entitled to a fee, which is calculated
                     daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Trust's Portfolios up to $500 million, and .02% of such assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1997, the Treasury Securities Portfolio paid advisory fees, after fee waivers, of .04% of its relative net
                     assets.
DISTRIBUTION
         _______________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has adopted a shareholder servicing plan for its Class A shares (the "Class A Plan").

                           The Class D Plan provides for payments to the
                     Distributor at an annual rate of .25% of the Portfolio's average daily net assets attributable to Class D Shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this compensation payment under the Class D Plan at a rate of .20% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolio's shares.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolio may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                           The Portfolio may periodically compare its
                     performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                           For the Portfolio, the performance of the Class A
                     shares will normally be higher than the performance of the Class D shares of the Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state
                     and local income taxes.
                     Additional information
                     concerning taxes is set forth in
                     the Statement of Additional
                     Information.
TAX STATUS OF THE
PORTFOLIO
                     The Portfolio is treated as a
                     separate entity for federal tax
                     purposes and is not combined
                     with the Trust's other
                     Portfolios. The Portfolio
                     intends to continue to qualify
                     for the special tax treatment afforded regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
 ...........................................................................
[>] TAXES
YOU MUST PAY TAXES ON YOUR PORTFOLIO'S EARNINGS WHETHER YOU TAKE YOUR PAYMENTS IN CASH OR ADDITIONAL SHARES.
 ...........................................................................
TAX STATUS OF
DISTRIBUTIONS
                     The Portfolio will distribute
                     substantially all of its net
                     investment income (including net
                     short-term capital gains) and
                     net capital gain to
                     shareholders. Dividends from net
                     investment company taxable
                     income are taxable to
                     shareholders as ordinary income,
                     whether received in cash or in
                     additional shares, to the extent
                     of the Portfolio's earning and
                     profits. Distributions of net
                     capital gains are taxable to
                     shareholders as gain from the
                     sale or exchange of a capital
                     asset held for more than one
                     year regardless of how long
                     shareholders have held their
                     shares and regardless of whether the distributions are received in cash or in
 ...........................................................................
[>] DISTRIBUTIONS
THE PORTFOLIO DISTRIBUTES INCOME DIVIDENDS AND CAPITAL GAINS. INCOME DIVIDENDS REPRESENT THE EARNINGS FROM THE PORTFOLIO'S INVESTMENTS; CAPITAL GAINS DISTRIBUTIONS OCCUR WHEN INVESTMENTS IN THE PORTFOLIO ARE SOLD FOR MORE THAN THE ORIGINAL PURCHASE PRICE.
 ...........................................................................

                     additional shares. Dividends and distributions of capital gains paid by the Portfolio do not qualify for the dividends-received deduction for corporate shareholders. The Portfolio will make annual reports to shareholders on the federal income tax status of all distributions.

                           Dividends declared by the Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           The Portfolio intends to make sufficient
                     distributions prior to the end of each calendar year, to avoid liability for the federal excise tax applicable to regulated investment companies.

                           With respect to investments in U.S. Treasury STRIPS,
                     which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.

                           Investment income received by the Portfolio on direct
                     U.S. Government obligations is exempt from tax at the state level when received directly by the Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular states.

                           Each sale, exchange, or redemption of the Portfolio's
                     shares is a taxable transaction to the shareholder.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS WITH
US  ____________________________________________________________________________

BUSINESS DAYS
                     You may buy, sell or exchange shares on days on which the New York Stock Exchange is open for business ("Business Days"). All purchase, exchange and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer
                     Agent (or its authorized agent)
                     as long as the Transfer Agent
                     (or its authorized agent)
                     receives the order and, in the
                     case of a purchase request,
                     payment before the time at which
                     the Portfolio determines its net
                     asset value per share
                     (generally, 2:00 p.m., Eastern
                     time). Otherwise the purchase
                     will be effective when payment
                     is received. Broker-dealers may
                     have separate arrangements with
                     the Trust regarding the sale of
                     Class D shares, and may impose
                     their own cut-off times for
                     receipt of purchase and
                     redemption requests directed
                     through them.

                           If an exchange request is
                     for shares of a portfolio whose
                     net asset value is calculated as
                     of a time earlier than the time
                     at which the Portfolio
                     determines its net asset value
                     per share (generally, 2:00 p.m.,
                     Eastern time), the exchange
                     request will not be effective
                     until the next Business Day.
                     Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.
 ...........................................................................
[>] BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN:
- THE ACCOUNT NUMBER AND PORTFOLIO NAME ARE SHOWN
        - THE AMOUNT OF THE TRANSACTION IS SPECIFIED IN DOLLARS OR SHARES
        - SIGNATURES OF ALL OWNERS APPEAR EXACTLY AS THEY ARE REGISTERED ON THE ACCOUNT
        - ANY REQUIRED SIGNATURE GUARANTEES (IF APPLICABLE) ARE INCLUDED
        - OTHER SUPPORTING LEGAL DOCUMENTS (AS NECESSARY) ARE PRESENT
 ...........................................................................
MINIMUM INVESTMENTS
                     The minimum initial investment in the Portfolio's Class D shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans). The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order.
MAINTAINING A MINIMUM
ACCOUNT BALANCE
                     Due to the relatively high cost of handling small investments, the Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in that Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                           At various times, the Portfolio may receive a request
                     to redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take up to 15 days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.
NET ASSET VALUE
                     An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on any Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer Agent of the redemption order.
HOW THE NET ASSET VALUE
IS DETERMINED
                     The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees and/or shareholder servicing fees charged to each class and the incremental transfer agent fees charged to Class D shares.
SIGNATURE GUARANTEES
                     The Transfer Agent may require that the signatures on the written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply:
                     (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

TELEPHONE/WIRE
INSTRUCTIONS
                     Redemption orders may be placed by telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, you experience difficulties placing redemption orders by telephone and may wish to consider placing orders by other means.
SYSTEMATIC WITHDRAWAL
PLAN ("SWP")
                     Please note that if withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.
HOW TO CLOSE YOUR
ACCOUNT
                     An account may be closed by providing written notice to the Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL
INFORMATION
         _______________________________________________________________________

THE TRUST
                     SEI Liquid Asset Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate Portfolios of shares and different classes of each Portfolio. Shareholders may purchase shares in Portfolios through two separate classes: Class A and Class D, which provide for variation in distribution, shareholder servicing and transfer agent costs, voting rights, and dividends. This Prospectus offers the Class D shares of the Trust's Treasury Securities Portfolio. In addition to the Portfolio, the Trust consists of the following other portfolios: Government Securities Portfolio, Institutional Cash Portfolio, Prime Obligation Portfolio, and Money Market Portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI Fund Management, Oaks, Pennsylvania 19456, or by calling 1-800-437-6016. All consideration received by the Trust for shares of any Portfolio or class and all assets of such Portfolio or class belong to that Portfolio or class and are subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month. Dividends will be paid on the next Business Day to shareholders who redeem all of their shares of a Portfolio at any other time during the month. Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.

                           Shareholders in the Portfolio automatically receive
                     all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                           Dividends and distributions of the Portfolio are paid
                     by the Portfolio on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants to the Trust.
CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS
               _________________________________________________________________

                     The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:
ILLIQUID SECURITIES
                     Illiquid Securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities or durations of more than seven days in length.
REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio will have actual or constructive possession of the securities held as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury Obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system.

                           STRIPS are sold as zero coupon securities which means
                     that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying permitted investments.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account, with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement.

SEI LIQUID ASSET TRUST

OCTOBER 30, 1997

--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO

GOVERNMENT SECURITIES PORTFOLIO

PRIME OBLIGATION PORTFOLIO

INSTITUTIONAL CASH PORTFOLIO

MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated October 30, 1997, has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of each of the Trust's five money market portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                              TREASURY   GOVERNMENT      PRIME     INSTITUTIONAL   MONEY
                                                             SECURITIES  SECURITIES   OBLIGATION      CASH        MARKET
                                                             PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                             ----------  -----------  -----------  -----------  ----------
Management/Advisory Fees (AFTER FEE WAIVERS) (1)                   .41%        .43%          .41%        .36%         .39%
12b-1 Fees                                                         None        None          None        None         None
Total Other Expenses                                               .03%        .01%          .03%        .08%         .05%(2)
  Shareholder Servicing Expenses (AFTER FEE WAIVERS) (3)       .00%        .00%          .00%        .00%         .00%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (4)                   .44%        .44%          .44%        .44%         .44%
--------------------------------------------------------------------------------------------------------------------------

(1) THE MANAGER HAS AGREED TO WAIVE ITS FEE IN AN AMOUNT NECESSARY TO LIMIT THE TOTAL OPERATING EXPENSES OF EACH PORTFOLIO TO NOT MORE THAN .44% OF ITS AVERAGE NET ASSETS. IN THE CASE OF THE INSTITUTIONAL CASH PORTFOLIO, THIS WAIVER IS VOLUNTARY AND MAY BE TERMINATED AT ANY TIME IN THE MANAGER'S SOLE DISCRETION. ABSENT THIS WAIVER, MANAGEMENT/ADVISORY FEES FOR THE TREASURY SECURITIES, GOVERNMENT SECURITIES, PRIME OBLIGATION AND MONEY MARKET PORTFOLIOS, WOULD BE .45%, .45%, .45%, AND .45%, RESPECTIVELY. MANAGEMENT/ADVISORY FEES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.

(2) TOTAL OTHER EXPENSES FOR THE MONEY MARKET PORTFOLIO ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(3) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING EXPENSES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING EXPENSES WOULD BE .25% FOR EACH PORTFOLIO.

(4) ABSENT WAIVERS, TOTAL OPERATING EXPENSES FOR THE TREASURY SECURITIES, GOVERNMENT SECURITIES, PRIME OBLIGATION, INSTITUTIONAL CASH AND MONEY MARKET PORTFOLIOS WOULD BE .73%, .71%, .73%, .69%, AND .75%, RESPECTIVELY. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

EXAMPLE
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor in any Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of
  each time period:                                                               $       5    $      14    $      25    $      55
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. THE TREASURY SECURITIES PORTFOLIO ALSO OFFERS CLASS D SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES EXCEPT THAT CLASS D SHARES BEAR CERTAIN DISTRIBUTION AND TRANSFER AGENT COSTS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION REGARDING THESE DIFFERENCES MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING".

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose report on the financial statements including this information, dated August 7, 1997, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended June 30, 1997, and notes thereto, which are incorporated by reference to the Trust's Statement of Additional Information. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. As of June 30, 1997, the Money Market Portfolio had not commenced operations.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                NET ASSET                                   DISTRIBUTIONS
                                  VALUE        NET         REALIZED AND      FROM NET    DISTRIBUTIONS   NET ASSET
                                BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   FROM REALIZED   VALUE END
                                OF PERIOD     INCOME      ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD
------------------------------  ----------------------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
  1997                           $ 1.00       $   0.05        $   --          $  (0.05)     $       --    $ 1.00
  1996                             1.00           0.05            --             (0.05)             --      1.00
  1995                             1.00           0.05            --             (0.05)             --      1.00
  1994                             1.00           0.03            --             (0.03)             --      1.00
  1993                             1.00           0.03            --             (0.03)             --      1.00
  1992                             1.00           0.05            --             (0.05)             --      1.00
  1991                             1.00           0.07            --             (0.07)             --      1.00
  1990                             1.00           0.08            --             (0.08)             --      1.00
  1989                             1.00           0.08            --             (0.08)             --      1.00
  1988                             1.00           0.06            --             (0.06)             --      1.00
-----------------------
GOVERNMENT SECURITIES
-----------------------
  1997                           $ 1.00       $   0.05        $   --          $  (0.05)     $       --    $ 1.00
  1996                             1.00           0.05            --             (0.05)             --      1.00
  1995                             1.00           0.05            --             (0.05)             --      1.00
  1994                             1.00           0.03            --             (0.03)             --      1.00
  1993                             1.00           0.03            --             (0.03)             --      1.00
  1992                             1.00           0.05            --             (0.05)             --      1.00
  1991                             1.00           0.07            --             (0.07)             --      1.00
  1990                             1.00           0.08            --             (0.08)             --      1.00
  1989                             1.00           0.08            --             (0.08)             --      1.00
  1988                             1.00           0.07            --             (0.07)             --      1.00

                                                                                                  RATIO OF
                                                                                                    NET
                                                                        RATIO OF     RATIO OF    INVESTMENT
                                                                          NET        EXPENSES    INCOME TO
                                                           RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE
                                            NET ASSETS     EXPENSES    INCOME TO    NET ASSETS   NET ASSETS
                                 TOTAL        END OF      TO AVERAGE    AVERAGE     (EXCLUDING   (EXCLUDING
                                 RETURN    PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)
------------------------------  ---------------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
  1997                             5.10%     $  706,232      0.44%        4.98%        0.74%        4.68%
  1996                             5.37         832,393      0.44         5.27         0.52         5.19
  1995                             5.05       1,254,888      0.44         4.93         0.54         4.83
  1994                             3.00       1,501,510      0.44         2.91         0.51         2.84
  1993                             3.03       2,219,701      0.44         2.99         0.50         2.93
  1992                             4.69       2,304,153      0.44         4.60         0.50         4.50
  1991                             7.04       2,248,497      0.44         6.80         0.47         6.80
  1990                             8.41       2,076,845      0.44         8.10         0.45         8.10
  1989                             8.51       2,318,763      0.44         8.20         0.44         8.20
  1988                             6.56       2,671,802      0.44         6.40         0.44         6.40
-----------------------
GOVERNMENT SECURITIES
-----------------------
  1997                             5.09%     $  148,606      0.44%        4.98%        0.71%        4.71%
  1996                             5.30         169,133      0.44         5.19         0.54         5.09
  1995                             5.18         200,768      0.44         5.04         0.53         4.95
  1994                             3.04         255,554      0.44         2.96         0.51         2.89
  1993                             3.05         507,832      0.44         3.00         0.50         2.94
  1992                             4.72         399,938      0.44         4.60         0.50         4.60
  1991                             7.08         520,187      0.44         6.80         0.48         6.70
  1990                             8.48         368,318      0.44         8.10         0.45         8.10
  1989                             8.69         467,056      0.44         8.30         0.46         8.30
  1988                             6.83         523,274      0.44         6.70         0.44         6.70

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                NET ASSET                                   DISTRIBUTIONS
                                  VALUE        NET         REALIZED AND      FROM NET    DISTRIBUTIONS   NET ASSET
                                BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   FROM REALIZED   VALUE END
                                OF PERIOD     INCOME      ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD
------------------------------  ----------------------------------------------------------------------------------
-----------------
PRIME OBLIGATION
-----------------
  1997                           $ 1.00       $   0.05        $   --          $  (0.05)     $       --    $ 1.00
  1996                             1.00           0.05            --             (0.05)             --      1.00
  1995                             1.00           0.05            --             (0.05)             --      1.00
  1994                             1.00           0.03            --             (0.03)             --      1.00
  1993                             1.00           0.03            --             (0.03)             --      1.00
  1992                             1.00           0.05            --             (0.05)             --      1.00
  1991                             1.00           0.07            --             (0.07)             --      1.00
  1990                             1.00           0.08            --             (0.08)             --      1.00
  1989                             1.00           0.09            --             (0.09)             --      1.00
  1988                             1.00           0.07            --             (0.07)             --      1.00
-------------------
INSTITUTIONAL CASH*
-------------------
  1997                           $ 1.00       $ 0.0002        $   --          $(0.0002)     $       --    $ 1.00
  1996                             1.00         0.0005            --           (0.0005)             --      1.00
  1995                             1.00         0.0003            --           (0.0003)             --      1.00
  1994                             1.00         0.0003            --           (0.0003)             --      1.00
  1993                             1.00         0.0003            --           (0.0003)             --      1.00
  1992                             1.00         0.0002            --           (0.0002)             --      1.00
  1991                             1.00         0.0003        0.0001           (0.0003)        (0.0001)     1.00
  1990                             1.00         0.0008        0.0003           (0.0008)        (0.0003)     1.00
  1989                             1.00         0.0007        0.0002           (0.0007)        (0.0002)     1.00
  1988                             1.00         0.0006        0.0001           (0.0006)        (0.0001)     1.00

                                                                                                  RATIO OF
                                                                                                    NET
                                                                        RATIO OF     RATIO OF    INVESTMENT
                                                                          NET        EXPENSES    INCOME TO
                                                           RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE
                                            NET ASSETS     EXPENSES    INCOME TO    NET ASSETS   NET ASSETS
                                 TOTAL        END OF      TO AVERAGE    AVERAGE     (EXCLUDING   (EXCLUDING
                                 RETURN    PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)
------------------------------  ---------------------------------------------------------------------------
-----------------
PRIME OBLIGATION
-----------------
  1997                             5.20%     $  823,270      0.44%        5.08%        0.74%        4.78%
  1996                             5.39         747,852      0.44         5.27         0.53         5.18
  1995                             5.20         940,863      0.44         5.21         0.53         5.12
  1994                             3.08         918,509      0.44         3.03         0.51         2.96
  1993                             3.07       1,173,109      0.44         3.04         0.50         2.98
  1992                             4.73       1,515,554      0.44         4.70         0.49         4.60
  1991                             7.36       1,729,845      0.44         7.10         0.47         7.10
  1990                             8.57       1,804,367      0.44         8.30         0.45         8.30
  1989                             8.85       2,160,859      0.44         8.50         0.44         8.50
  1988                             7.12       2,224,159      0.44         6.90         0.44         6.90
-------------------
INSTITUTIONAL CASH*
-------------------
  1997                             3.94%     $       --      0.44%        3.94%        0.69%        3.69%
  1996                             4.58              --      0.44         4.58         0.44         4.58
  1995                             4.94              --      0.44         5.19         0.44         5.19
  1994                             2.60              --      0.44         2.63         0.44         2.63
  1993                             2.83              --      0.44         2.66         0.44         2.66
  1992                             3.47              --      0.44         3.50         0.44         3.50
  1991                             7.12              --      0.42         5.90         0.42         5.90
  1990                            10.22              --      0.44         7.80         0.44         7.80
  1989                             8.49              --      0.44         6.80         0.44         6.80
  1988                             4.02              --      0.44         5.20         0.44         5.20

  * ANNUALIZED
    AMOUNTS DESIGNATED AS "--" ARE NEITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE TRUST
      __________________________________________________________________________

SEI LIQUID ASSET TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers Class A shares of the Trust's Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios"). The Treasury Securities Portfolio also offers Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________
TREASURY SECURITIES
PORTFOLIO
                     The Treasury Securities Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                           The Portfolio invests exclusively in U.S. Treasury
                     obligations and repurchase agreements involving such obligations. The repurchase agreement dealers selected for the Treasury Securities Portfolio must meet certain creditworthiness criteria established by Standard & Poor's Corporation ("S&P").

GOVERNMENT
SECURITIES PORTFOLIO
                     The Government Securities Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                           The Portfolio invests exclusively in U.S. Treasury
                     obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, and repurchase agreements involving such obligations.

PRIME OBLIGATION
PORTFOLIO
                     The Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                           The Portfolio invests exclusively in: (i) commercial
                     paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks or savings and loan institutions that are members of the Federal Reserve System or are insured by the Federal Deposit Insurance Corporation, which banks or institutions have total assets of $500 million or more as shown on their most recent public financial statements, at the time of investment, provided that such obligations are rated in the top two short-term rating categories by two or more nationally recognized statistical rating organizations ("NRSROs"), or one NRSRO if only one NRSRO has rated the security at the time of investment or, if not rated, determined by the Adviser to be of comparable quality;
                     (iii) short-term corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (iv) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements involving any of the foregoing obligations.

INSTITUTIONAL CASH
PORTFOLIO
                     The Institutional Cash Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                           The Portfolio invests exclusively in U.S. Treasury
                     obligations.

MONEY MARKET
PORTFOLIO
                     The Money Market Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                           The Portfolio invests in the following U.S. dollar
                     denominated obligations: (i) commercial paper issued by U.S. and foreign issuers rated at the time of investment in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements, at the time of investment;
                     (iii) short-term corporate obligations issued by U.S. and foreign issuers with a remaining term of not more than 397 days that issue commercial paper of comparable priority and security meeting the above ratings; (iv) short-term obligations issued by state and local governmental issuers which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, or, if not rated, determined by the Adviser to be of comparable quality, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (vi) U.S. dollar denominated obligations of foreign governments, including Canadian and Provincial Government and Crown Agency obligations; (vii) repurchase agreements involving any of the foregoing obligations; and (viii) custodial receipts representing investments in component parts of U.S. Treasury obligations.

                           There can be no assurance that the Portfolios will
                     achieve their respective investment objectives.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________

                     In purchasing obligations, each Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that each Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, Rule 2a-7 provides that funds may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the fund's adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the fund may invest. Except to the extent that their investment policies are more restrictive than Rule 2a-7 or that Rule 2a-7's provisions are inapplicable, each Portfolio intends to comply fully with Rule 2a-7.

                           Securities rated in the highest rating category by at
                     least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Non-first tier securities in the second highest rating category by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. Each of the Money Market and Prime Obligation Portfolios will invest, in the aggregate, no more than 5% of its assets in second tier securities, and any investment in any one second tier security is limited to the greater of 1% of a Portfolio's total assets or $1 million, except that the Prime Obligation Portfolio currently invests only in first tier securities.

                           The quality, maturity and diversification
                     requirements of the Government Securities and Prime Obligation Portfolios are more restrictive than those imposed by Rule 2a-7. The Government Securities and Prime Obligation Portfolios may only purchase securities with a remaining maturity of 365 days or less, and, as a matter of non-fundamental policy, will maintain a dollar-weighted average portfolio maturity of 90 days or less. If Shareholders of these Portfolios elect to modify the Portfolios' investment limitations in the future, the Portfolios could take advantage of certain provisions in the Rule that are more liberal than the Portfolios' policies and that are followed by the Trust's other Portfolios.

                           The Money Market and Prime Obligation Portfolios may
                     invest up to 10% of their net assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

                           Each Portfolio may purchase securities on a
                     when-issued or delayed delivery basis.

                           For additional information regarding the Portfolios'
                     permitted investments and the ratings referred to above, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

                           It is a fundamental policy of each Portfolio to use
                     its best efforts to maintain a constant net asset value of $1.00 per share. In addition, it is a fundamental policy of each of the Government Securities and Prime Obligation Portfolios to invest its assets solely in the securities listed as appropriate investments for that Portfolio.

                     EACH PORTFOLIO MAY NOT:

                     1. Purchase securities of any issuer (except securities
                        issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed thereby) if as a result more than 5% of the total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Treasury Securities, Money Market and Institutional Cash Portfolios may temporarily invest up to 25% of their total assets without regard to this restriction as permitted by Rule 2a-7.

                     2. Purchase any securities which would cause more than 25%
                        of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for that Portfolio and any interest paid on such borrowings will reduce the income of that Portfolio.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to Class A shares of the Trust.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .42% of the average daily net assets of each Portfolio, except the Institutional Cash Portfolio, for which SEI Management is entitled to a fee of .36% of the Portfolio's average daily net assets. SEI Management has contractually agreed to waive all or a portion of its fee with respect to each Portfolio, except the Institutional Cash Portfolio, in order to limit the total operating expenses of the Class A shares of such Portfolios to not more than .44% of its average daily net assets. For the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time in SEI Management's sole discretion.

                           For the fiscal year ended June 30, 1997, the Treasury
                     Securities, Government Securities, Prime Obligation, and Institutional Cash Portfolios paid management fees, after waivers, of .37%, .39%, .37% and .36%, respectively, of their average daily net assets. As of June 30, 1997, the Money Market Portfolio had not commenced operations.
THE ADVISER
         _______________________________________________________________________

                     Wellington Management Company, LLP (the "Adviser"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to each Portfolio. The Adviser, under an investment advisory agreement with the Trust, invests the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

                           As of September 30, 1997, the Adviser had investment
                     management authority with respect to approximately $168.7 billion of assets, including the assets of the Trust and SEI Daily Income Trust, which is an open-end management investment company administered by the Manager. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. The Adviser is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

                           The Adviser is entitled to a fee, which is calculated
                     daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Trust's Portfolios up to $500 million, and .02% of such average daily net assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1997, the Treasury Securities, Government Securities, Prime Obligation, and Institutional Cash Portfolios paid advisory fees, after fee waivers, of .04%, .04%, .04%, and .00%, respectively, of their relative net assets. As of June 30, 1997, the Money Market Portfolio had not commenced operations.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. The Portfolios have adopted a shareholder service plan for their Class A shares (the "Class A Plan").

                           The Portfolios have adopted a shareholder service
                     plan for Class A shares (the "Class A Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Class A Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Portfolios may enter into such arrangements directly. Under the Class A Service Plan, the Distributor is entitled to receive a fee at a negotiated annual rate of up to .25% of each Portfolio's average daily net assets attributable to Class A shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

                           In addition, the Treasury Securities Portfolio has
                     adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may also execute brokerage or other agency
                     transactions through the Distributor for which the Distributor may receive usual and customary compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays on which wire transfers are restricted.

                           Shareholders who desire to purchase shares must place
                     their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                           The Trust will send shareholders a statement after
                     each purchase or redemption transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined daily as of 2:00 p.m., Eastern time (12:00 p.m., Eastern time, for the Institutional Cash Portfolio), on each Business Day. Financial institutions which purchase and redeem shares for the accounts of their customers may impose their own cut-off times for receipt of purchase and redemption requests directed through them.

                           Shareholders who desire to redeem shares of a
                     Portfolio must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolios may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolios refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                           A Portfolio may periodically compare its performance
                     to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                           The performance of the Class A shares will normally
                     be higher than the performance of the Class D shares of a Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE
PORTFOLIOS
                     Each Portfolio is treated as a separate entity for federal tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF
DISTRIBUTIONS
                     Each Portfolio distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Dividends and distributions of capital gains paid by each Portfolio do not qualify for the dividends-received deduction for corporate shareholders. Each Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Each Portfolio intends to make sufficient
                     distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

                           With respect to investments in U.S. Treasury STRIPS,
                     which are sold at original issue discount and thus do not make periodic cash interest payments, each Portfolio will be required to include as part of its current income, the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities in order to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.

                           Investment income received by the Portfolios on
                     direct U.S. Government obligations is exempt from tax at the state level when received directly by a Portfolio, and may be exempt, depending on the state, when received by a shareholder as income dividends from any Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

                           Each sale, exchange, or redemption of any Portfolio's
                     shares is a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     SEI Liquid Asset Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate Portfolios of shares and different classes of each Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio or class and are subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. Dividends will be paid on the next Business Day to shareholders who redeem all of their shares of a Portfolio at any other time during the month. Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.

COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants to the Trust.
CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND RISK
FACTORS   ______________________________________________________________________

                     The following is a description of certain of the permitted investments for the Portfolios, and the associated risk factors:
BANK NOTES
                     Bank notes are notes used to represent debt obligations issued by banks in large denominations.
BANKERS' ACCEPTANCE
                     A bankers' acceptance is a bill of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.
CERTIFICATES OF DEPOSIT
                     Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
COMMERCIAL PAPER
                     Commercial paper is the term used to designate unsecured short-term promissory notes issued by municipalities, corporations and other entities. Maturities on these issues vary from one to 270 days.
DEMAND INSTRUMENTS
                     Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.
FOREIGN SECURITIES
                     The Money Market Portfolio may invest in U.S. dollar denominated obligations, including (i) commercial paper of issuers domiciled outside of the United States ("Yankees"),
                     (ii) securities issued by foreign branches of U.S. commercial banks and of U.S. and London branches of foreign banks, and (iii) obligations and securities of foreign governments, including Canadian and Provincial Government and Crown Agency obligations. The Adviser will attempt to minimize the risks associated with investing in foreign obligations by investing only in those instruments which satisfy the quality and maturity restrictions applicable to the Portfolio.
ILLIQUID SECURITIES
                     Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities or durations of more than seven days in length.
REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio will have actual or constructive possession of the securities held as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.
RESTRICTED SECURITIES
                     Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Adviser's implementation of the guidelines and procedures.
TAXABLE MUNICIPAL
SECURITIES
                     Taxable Municipal Securities are Municipal Securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.
TIME DEPOSITS
                     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with maturities of more than seven days are considered to be illiquid.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                     Certain federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (such as GNMA securities) or supported by the issuing agency's right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (such as Fannie Mae securities). Any guarantee by the U.S. Government agencies or instrumentalities of all securities in which a Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or the yield or value of shares of that Portfolio.
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system.

                           STRIPS are sold as zero coupon securities, which
                     means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                     Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement.

TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses.................................................     2
Financial Highlights......................................................     3
The Trust.................................................................     5
Investment Objectives and Policies........................................     5
General Investment Policies...............................................     7
Investment Limitations....................................................     8
The Manager...............................................................     8
The Adviser...............................................................     9
Distribution and Shareholder Servicing....................................    10
Purchase and Redemption of Shares.........................................    11
Performance...............................................................    12
Taxes.....................................................................    12
General Information.......................................................    14
Description of Permitted Investments and Risk Factors.....................    15

                             SEI LIQUID ASSET TRUST

Manager:

  SEI Fund Management

Distributor:

  SEI Investments Distribution Co.

Investment Adviser:

  Wellington Management Company, LLP

    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Liquid Asset Trust (the "Trust"), and should be read in conjunction with the Trust's Class A and Class D Prospectuses, each of which is dated October 30, 1997. Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust.................................................................   S-2
Description of Permitted Investments......................................   S-2
The Manager...............................................................   S-6
The Adviser...............................................................   S-8
Distribution and Shareholder Servicing....................................   S-8
Trustees and Officers of the Trust........................................   S-9
Fundamental Investment Limitations........................................  S-11
Non-Fundamental Investment Limitations....................................  S-13
Performance...............................................................  S-13
Determination of Net Asset Value..........................................  S-14
Purchase and Redemption of Shares.........................................  S-15
Shareholder Services (Class D Shares).....................................  S-15
Taxes.....................................................................  S-16
Portfolio Transactions....................................................  S-18
Description of Shares.....................................................  S-18
Limitation of Trustees' Liability.........................................  S-19
Shareholder Liability.....................................................  S-19
5% Shareholders...........................................................  S-19
Financial Information.....................................................  S-20

October 30, 1997

SEI-F-004-08

                                   THE TRUST

    SEI Liquid Asset Trust (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between Class A and Class D shares pertaining to distribution and shareholder servicing plans, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

    This Statement of Additional Information relates to the shares of the following Portfolios: Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios"), and any classes of the Portfolios.

                      DESCRIPTION OF PERMITTED INVESTMENTS

    COMMERCIAL PAPER--The Prime Obligation and Money Market Portfolios may invest in commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities.

    COMMERCIAL PAPER RATINGS--The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), Thomson BankWatch ("Thomson") and IBCA Limited and IBCA, Inc. (together, "IBCA").

    Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1 and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment, but not as high as A-1.

    Moody's employs two designations, judged to be high grade commercial paper, to indicate the relative repayment capacity of rated issuers as follows:

     Prime-1  Superior Quality
     Prime-2  Strong Quality

    The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly lower in degree than the strongest issues.

    The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2, the second highest rating category, is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

    The rating TBW-1 is the highest commercial paper rating assigned by Thomson. Paper rated TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 is the second-highest rating assigned category by Thomson. The relative degree of safety regarding timely repayment of principal and interest is strong. However, the relative degree of safety is not as high as for issues rated TBW-1.

    The designation A1, the highest rating category established by IBCA, indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    FOREIGN SECURITIES--The Money Market Portfolio may invest in U.S. dollar denominated obligations of foreign issuers, including foreign branches of U.S. commercial banks, and of U.S. and London branches of foreign banks. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    GNMA SECURITIES--The Prime Obligation, Money Market and Government Securities Portfolios may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    These securities represent ownership in a pool of Federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Portfolios will receive monthly scheduled payments of principal and interest. In addition, the Portfolios may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

    Although GNMA certificates may offer yields higher than those available from other types of U.S. Government Securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

    MUNICIPAL SECURITIES--The Money Market and Prime Obligation Portfolios may invest in Municipal Securities. The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

    Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

    The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any nationally recognized statistical rating organization ("NRSRO") are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

    An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

    MUNICIPAL AND CORPORATE BOND RATINGS--Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rate AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

    Bonds which are rated Aaa by Moody's are judged to be the best quality. They carry the smallest degree of credit risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Bonds rated AAA are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

    Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

    Bonds which are rated AAA are judged by Thomson to be of the highest category. The ability to repay principal and interest on a timely basis is very high. Bonds rated AA are judged by Thomson to be of a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

    Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

    MUNICIPAL NOTE RATINGS--Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term Municipal Securities rated MIG-1 or VMIG-1 are of the best quality and such securities have strong protection afforded by established cash flows, superior liquidity support and/or demonstrated access to the market for refinancing. Short-term Municipal Securities rated MIG-2 and VMIG-2 are of high quality and their margins of protection are ample, although not so large as in the preceding group.

    An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rate symbols are as follows:

    SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2.  Satisfactory capacity to pay principal and interest.

    REPURCHASE AGREEMENTS--The Treasury Securities, Government Securities, Prime Obligation, and Money Market Portfolios may enter into repurchase agreements, which are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the securities held as collateral. Wellington Management Company, LLP (the "Adviser") enters into repurchase agreements only with financial institutions which it deems to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by and periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by the Portfolios, the Portfolios will take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor.

    U.S. GOVERNMENT AGENCY OBLIGATIONS--The Government Securities, Prime Obligation, and Money Market Portfolios may invest in obligations of agencies of the United States Government, which consist of obligations issued by, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Government Securities, Prime Obligation, and Money Market Portfolios may purchase securities guaranteed by the Government National Mortgage Association, which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (E.G., GNMA Securities), others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae Securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market, and thus no means of realizing the value of the obligation prior to maturity. The Portfolios do not intend to purchase securities issued by the World Bank, the Inter-American Development Bank or the Asian Development Bank.

    VARIABLE OR FLOATING RATE INSTRUMENTS--Each Portfolio may invest in variable or floating rate instruments, which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the quality ratings applicable to permitted investments for each Portfolio. The Adviser will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

                                  THE MANAGER

    The Management Agreement, provides that SEI Fund Management (the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Management Agreement, unless terminated sooner as provided therein, shall remain in effect for two years after the date of the Agreement and shall continue in effect for successive periods of one year if such continuance is specifically approved at least annually (i) by the Trustees of the Trust and
(ii) by the vote of a majority of the Trustees of the Trust, who are not parties to the Management Agreement or interested persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a Board of Trustees meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time and without penalty by the Trustees of the Trust or by the Manager on not less than 30 days' nor more than 60 days' written notice to the other party thereto. Any notice under the Management Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the designated mailing address of such party.

    The Manager, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Manager. SEI Investments and its subsidiaries and affiliates, including the Manager, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Manager and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

    The Manager has agreed contractually to waive its fee in order to limit operating expenses of the Portfolios to not more than .44% of average net assets of the Class A shares and .84% of average net assets of the Class D shares. As to the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time. Shareholders will be notified in advance if and when the waiver is terminated. The Manager will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest, litigation and extraordinary expenses.

    For the fiscal years ended June 30, 1995, 1996 and 1997, the Portfolios paid fees to the Manager as follows:

                                                  MANAGEMENT FEES PAID                           MANAGEMENT FEES WAIVED
                                      ---------------------------------------------   ---------------------------------------------
                                          1995            1996            1997            1995            1996            1997
                                      -------------   -------------   -------------   -------------   -------------   -------------
Treasury Securities Portfolio.......  $   4,160,873   $   3,979,872   $   2,666,177   $   1,226,700   $     981,184   $     383,785
Prime Obligation Portfolio..........  $   3,352,356   $   2,773,884   $   3,030,793   $     884,036   $     786,431   $     418,795
Government Securities Portfolio.....  $     794,731   $     621,433   $     676,893   $     221,071   $     198,391   $      42,733
Institutional Cash Portfolio........  $       7,878   $       9,292   $       7,595   $    --         $    --         $    --
Money Market Portfolio                      *               *               *               *               *               *

------------------------------

* Not in operation during such period.

                                  THE ADVISER

    The Trust and Wellington Management Company, LLP ("the Adviser") have entered into an investment advisory agreement (the "Advisory Agreement") dated October 30, 1985. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The continuance of the Advisory Agreement after the first two (2) years of the Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

    The Adviser is entitled to a fee for its investment advisory services, which is calculated daily and paid monthly, at the following annual rates: .075% of the Trust's daily net assets up to $500 million, and .02% of the Trust's daily net assets in excess of $500 million. The fee is allocated among the Portfolios based upon their relative net assets.

    For the fiscal years ended June 30, 1995, 1996, and 1997 the Portfolios paid the Adviser advisory fees as follows:

                                                                 ADVISORY FEES PAID
                                                    ---------------------------------------------
                                                        1995            1996            1997
                                                    -------------   -------------   -------------
Treasury Securities Portfolio.....................  $     395,983   $     381,950   $     261,109
Prime Obligation Portfolio........................  $     311,042   $     274,922   $     296,290
Government Securities Portfolio...................  $      74,686   $      63,381   $      61,539
Institutional Cash Portfolio......................  $    --         $    --         $    --
Money Market Portfolio............................        *               *               *

------------------------

* Not in operation during such period.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    The Trust has adopted a Distribution Agreement for the Portfolios dated November 29, 1982. The Trust has also adopted a Class D Distribution Plan (the "Class D Plan") for the Treasury Securities Portfolio in accordance with Rule 12b-1 under the 1940 Act, which regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Class D Plan and the Distribution Agreement are in the best interests of the Shareholders. Continuance of the Class D Plan must be approved annually by a majority of the Trustees of the Trust, and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Class D Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class D Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio. All material amendments of the Class D Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

    The Class D Plan provides that the Trust will pay the Distributor a fee on the Class D shares of the Portfolio. The Distributor may use this fee for: (i) compensation for its services in connection with distribution assistance or provision of shareholder services or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services.

    The Portfolios have adopted a shareholder servicing plan for its Class A shares (the "Class A Plan"). Under this Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

    For the fiscal year ended June 30, 1997, the Portfolios incurred the following distribution expenses:

                                                                                                     PROSPECTUS
                                                                 AMOUNT PAID TO                      PRINTING &
                                                               3RD PARTIES BY SFS                      MAILING
                                                                 FOR DISTRIBUTOR                     COSTS (NEW
                                       TOTAL         BASIS      RELATED SERVICES     ADVERTISING    SHAREHOLDERS
PORTFOLIO/CLASS                      ($AMOUNT)      POINTS          ($AMOUNT)         ($AMOUNT)    ONLY) ($AMOUNT)
---------------------------------  -------------  -----------  -------------------  -------------  ---------------

CLASS D
  Treasury Securities............    $     464          .20%        $     464         $      --       $      --


                                   COSTS ASSOCIATED
                                   WITH REGISTRATION
PORTFOLIO/CLASS                     FEES ($AMOUNT)       OTHER
---------------------------------  -----------------  -----------
CLASS D
  Treasury Securities............      $      --       $      --

                       TRUSTEES AND OFFICERS OF THE TRUST

    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., Boston 1784 Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds, open-end management investment companies which are managed by SEI Fund Management or its affiliates and, except for and with the exception of Profit Funds Investment Trust, Rembrandt
Funds-Registered Trademark-, and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co. (the "Distributor").

    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI for which Mr. Nesher is compensated. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI

Institutional Investments Trust, SEI International Trust, Insurance Investment Products Trust, Boston 1784 Funds-Registered Trademark-, Pillar Funds, and Rembrandt Funds-Registered Trademark-.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor. Trustee of the Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc. from October 1981 to January 1, 1997. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981. President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

    JAMES M. STOREY (DOB 04/12/31)--Trustee**--89A Mt. Vernon Street, Boston, MA 02108.-- Partner, Dechert Price & Rhoads, from September 1987 - December 1993. Trustee of the Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--48 Catherine Drive, Peabody, MA 01960. General Partner, Teton Partners, L.P., since 1991; Chief Financial Officer, Noble Partners, L.P., since 1991; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

    DAVID G. LEE (DOB 04/16/52)--President and Chief Executive Officer--Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Manager and Distributor since 1988.

    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant
Secretary--Senior Vice President, General Counsel of SEI, the Manager and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Manager and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor.

    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--Deputy General Counsel, Vice President and Assistant Secretary of SEI, the Manager and Distributor since 1994, General

Counsel, Investment Systems & Services since 1997. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and the Manager since 1996. Vice President of Fund Accounting, BISYS Fund Services (1995-1996). Fidelity Investments (1981-1995).

    TODD CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

    BARBARA A. NUGENT (DOB 06/18/56)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Manager and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993), Assistant Vice President - Operations, Delaware Service Company, Inc. (1988-1992).

    MARC H. CAHN (DOB 06/19/57)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Manager and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

------------------------

 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

** Messrs. Gooch, Storey, Sullivan and Morris serve as members of the Audit
   Committee of the Trust.

    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

    The following table sets forth information about the compensation paid to the Trustees for the fiscal year ended June 30, 1997:

                                                                                                             TOTAL
                                                                  PENSION OR                           COMPENSATION FROM
                                               AGGREGATE          RETIREMENT           ESTIMATED         REGISTRANT AND
                                             COMPENSATION      BENEFITS ACCRUED         ANNUAL        FUND COMPLEX PAID TO
                                            FROM REGISTRANT       AS PART OF         BENEFITS UPON     DIRECTORS FOR FYE
NAME OF PERSON AND POSITION                 FOR FYE 6/30/97      FUND EXPENSES        RETIREMENT            6/30/97
-----------------------------------------  -----------------  -------------------  -----------------  --------------------
Robert A. Nesher, Trustee................      $  --                     N/A                 N/A      $  --
William M. Doran, Trustee................      $  --                     N/A                 N/A      $  --
F. Wendell Gooch, Trustee................      $   5,224                 N/A                 N/A      $94,500 on services
                                                                                                      on 8 boards
Frank E. Morris, Trustee.................      $   5,224                 N/A                 N/A      $94,500 on service
                                                                                                      on 8 boards
James M. Storey, Trustee.................      $   5,224                 N/A                 N/A      $94,500 on service
                                                                                                      on 8 boards
George J. Sullivan, Trustee..............      $   5,224                 N/A                 N/A      $94,500 on services
                                                                                                      on 8 boards

    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation, $5,000 per Audit Committee meeting attended.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

    The following investment limitations are fundamental policies of each Portfolio which cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings by a Portfolio will be repaid before making additional investments for that Portfolio and any interest on such borrowings will reduce the income of that Portfolio.

2. Make loans, except that any Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's total assets.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings, as described in the Prospectus, in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at fair market value at the time such loan is incurred.

4.  Invest in companies for the purpose of exercising control.

5.  Acquire more than 10% of the voting securities of any one issuer.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, any Portfolio may purchase obligations issued by companies which invest in real estate, real estate limited partnerships, commodities or commodities contracts.

 7. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

 8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and, in any event, may not purchase securities of other open-end investment companies. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, a Portfolio owns more than 3% of the total voting stock of an investment company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Portfolio. A Portfolio's purchase of such investment companies results in the layering of expenses such that shareholders would indirectly bear a proportionate share of such investment companies' expenses, including advisory fees.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
    (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

13. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

14. Invest in interests in oil, gas or other mineral exploration or development programs.

15. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

    Except with respect to the limitation on investing in illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

                     NON-FUNDAMENTAL INVESTMENT LIMITATIONS

    The following investment limitation is a non-fundamental policy of the Trust and may be changed without shareholder approval.

1. The Government Securities and Prime Obligation Portfolios must maintain an average dollar-weighted portfolio maturity of 90 days or less.

                                  PERFORMANCE

    From time to time, each Portfolio may advertise its yield. These figures will be based on historical earnings and are not intended to indicate future performance.

    The current yield of each Portfolio is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

    The Portfolios compute their effective compound yield by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)(365/7) - 1]. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

    Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolios and other factors.

    Yields are one basis upon which investors may compare the Portfolios with other money market funds; however, yields of other money market mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

    For the seven-day period ended June 30, 1997 the Portfolios' yield and effective yield were as follows:

                                                                                7-DAY
                                                                              EFFECTIVE
PORTFOLIO/CLASS                                      CLASS    7-DAY YIELD       YIELD
--------------------------------------------------  --------  ------------   ------------
Treasury Securities...............................  Class A          5.13           5.26
                                                    Class D          4.78           4.89
Government Securities.............................  Class A          5.00           5.12
Prime Obligation..................................  Class A          5.28           5.42
Institutional Cash................................  Class A           N/A            N/A
Money Market......................................  Class A           N/A            N/A

                        DETERMINATION OF NET ASSET VALUE

    Securities of the Portfolios will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

    The Trust's use of amortized cost valuation and the maintenance of the net asset value of each Portfolio at $1.00 are permitted by Rule 2a-7, under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, a money market portfolio must maintain a dollar-weighted average maturity in the Portfolio of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million.

    The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per unit at $1.00 for each Portfolio. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures include the determination of the extent of deviation, if any, of each Portfolio's current net asset value per unit calculated using available market quotations from each Portfolio's amortized cost price per unit at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                       PURCHASE AND REDEMPTION OF SHARES

    Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Manager, the Adviser, the Distributor and/or the Custodian are not open for business.

                     SHAREHOLDER SERVICES (CLASS D SHARES)

    STOP-PAYMENT REQUESTS: Investors may request a stop payment on checks by providing the Trust with a written authorization to do so. Oral requests will be accepted provided that the Trust promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Trust will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $20 service fee per check which will be deducted from their accounts.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts when his new investment, together with the current market value of all holdings of that shareholder in certain eligible portfolios reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectuses for the sales charge on quantity purchases.

    LETTER OF INTENT: The reduced sales shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Portfolio which provides for the holder in escrow by the Manager of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date of the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Manager will surrender an appropriate number of the escrowed shares for redemption.

    DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the Portfolios and/or classes in which such automatic investments are to be made and consider the differences in investment objectives and policies before making any investment.

    REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of any of the Portfolios has a one-time right to reinvest the redemption proceeds in shares of the Portfolio at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

    EXCHANGE PRIVILEGE: Some or all of the shares of the Portfolio for which payment has been received (I.E., an established account) may be exchanged, at their net asset value, plus any applicable sales charge, for Class D shares of the Trust, SEI Tax Exempt Trust, SEI International Trust and SEI Institutional Managed Trust or at their net asset value for Class D shares of other portfolios of such trusts that do not have sales charges. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

    A shareholder may exchange a Portfolio's Class D shares, for which good payment has been received, in his account at any time, regardless of how long he has held his shares.

    Each Exchange Request must be in proper form (I.E., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone, proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Portfolio to be exchanged and the purchase of the shares of the other Portfolio. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's Federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any Business Day, as defined in the Prospectuses of the Trust, prior to the close of the New York Stock Exchange, the exchange will be effective on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Portfolios, and thus the purchase of shares of the other Portfolios, may be delayed for up to seven days if the Portfolios determine that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a shareholder's Exchange Request to the Portfolios subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

                                     TAXES

    The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAXES

    The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Portfolio intends to qualify as a regulated investment company ("RIC") as defined under Subchapter M of the Code. By following such a policy, each of the Portfolios expects to eliminate or reduce to a nominal amount the federal income taxes to which such Portfolio may be subject.

    In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RIC's) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax. A Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

    Any gain or loss recognized on a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain if the share have been held for more than twelve months but not more than eighteen months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.

    If a Portfolio fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders.

    A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report such payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

STATE TAXES

    A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax Advisers regarding the affect of federal, state and local taxes in their own individual circumstances.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the Securities and Exchange Commission.

    The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

    The money market securities in which certain of the Portfolios invest are traded primarily in the over-the-counter market. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    For the Trust's fiscal years ended June 30, 1995, 1996 and 1997, no brokerage fees were paid.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share of a Portfolio upon liquidation of that Portfolio entitles a shareholder to a pro rata share in the net assets of that Portfolio, after taking into account certain distribution expenses. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Any consideration received by the Trust for shares of any additional Portfolio and

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
assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the possibility of the shareholders' incurring financial loss appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

                                5% SHAREHOLDERS

    As of October 1, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

    Treasury Securities Portfolio: First Hawaiian Bank, Financial Management Group, ATTN: Dolores Mollring, P.O. Box 3200, Honolulu, HI 96847-0001, 9.28%; Repub & Co., c/o Imperial Trust Co., ATTN: Shirley Matthews, 201 N. Figueroa Street #610, Los Angeles, CA 90012-2629, 9.63%; The Fulton Company, c/o The Fulton Bank Trust Department, ATTN: Dennis Patrick, One Penn Square, Lancaster, PA 17602-2853, 6.27%; Smith & Co., c/o First Security Bank of Utah, ATTN: Money Market/Mutual Fund Desk, P.O. Box 25297, Salt Lake City, UT 84125-0297, 7.79%; First Security Bank of Utah, Cash Management, ATTN: Paul Messervy, 41 East 100 South, Salt Lake City, UT 84111-1912, 7.58%.

    Government Securities Portfolio: United Jersey Bank, ATTN: Joe Guitari, P.O. Box 547, Hackensack, NJ 07602-0547, 12.54%; SEI Trust Company, c/o SEI Corporation, ATTN: Sandra Crawford, P.O. Box 1100 Oaks, PA 19456-1100, 10.95%; Trust Co. Of Texas, ATTN: Operations, 200 Cresent Court STE 1300, Dallas, TX 75701-1820, 9.64%.

    Prime Obligation Portfolio: First Security Bank of Utah, Cash Management,
ATTN: Paul Messervy, 41 East 100 South, Salt Lake City, UT 84111-1912, 10.15%; Smith and CO, c/o First Security Bank of Utah, ATTN: Money Market/Mutual Fund Desk, P.O. Box 25297, Salt Lake City, UT 84125-0297, 21.28%; SEI Trust Company, c/o SEI Corporation, ATTN: Sandra Crawford, P.O. Box 1100, Oaks, PA 19456-1100, 12.06%; Repub & Co., c/o Imperial Trust Co., ATTN: Shirley Matthews, 201 N. Figueroa Street #610, Los Angeles, CA 90012-2629, 11.99%; BHC Securities Inc.,
ATTN: Cash Sweeps Department, One Commerce Square, 2005 Market Street 11th Floor, Philadelphia, PA 19103-7042, 13.34%.

                                    EXPERTS

    The financial statements incorporated by reference in this Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

    The Trust's financial statements for the fiscal year ended June 30, 1997, including notes thereto and the report of Price Waterhouse LLP thereon, are herein incorporated by reference. A copy of the 1997 Annual Report must accompany the delivery of this Statement of Additional Information.

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